SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               October 9, 2001
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                                  E-LOAN, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



      Delaware                      001-25621                   77-0460084
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)



          5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA             94568
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             (Address of Principal Executive Offices)               (Zip Code)



                                 (925) 241-2400
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

     On October 9, 2001, the Company issued a press release announcing its third quarter financial results. A copy of this press release is attached as Exhibit
99.1 to this Report and is incorporated herein by reference.


ITEM 7.  EXHIBITS

Exhibit 99.1       Press Release



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                  E-LOAN, INC.


Date:  October 10, 2001           By:   /s/  Matthew Roberts
       ----------------             --------------------------------------------
                                      Matthew Roberts
                                      Chief Financial Officer

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